TRADE AND OTHER PAYABLES - Summary of Trade And Other Payables (Detail) - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021	Dec. 31, 2020
Trade and other payables [abstract]
Trade payables	$ 41,531	$ 41,238	$ 11,221
Wages, Salaries, Bonus & Payroll Charges	7,723	9,332	19,480
Accrued expenses	15,068	15,599	10,817
Other payables	3,015	801	407
Total	$ 67,337	$ 66,970	$ 41,925